EXHIBIT 99.2


            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


      The following unaudited pro forma consolidated financial statements of First Investors Financial Services Group, Inc. ("First Investors") give effect to the acquisition of 100% of the issued and outstanding common stock of Auto Lenders Acceptance Corporation ("Auto Lenders") from Fortis, Inc. on October 2, 1998. The acquisition was accounted for under the purchase method of accounting, which requires the purchase price to be allocated to the assets acquired and liabilities assumed of Auto Lenders on the basis of their estimated fair values as of the date of acquisition.

      The following unaudited pro forma consolidated balance sheet gives effect to the acquisition of Auto Lenders as if it had occurred on July 31, 1998, and the unaudited pro forma consolidated statements of operations reflects the results of operations of First Investors for the three month period ended July 31, 1998, and the fiscal year ended April 30, 1998, as if the acquisition of Auto Lenders had occurred on May 1, 1998, (the first day of fiscal year 1999) and May 1, 1997, ( the first day of fiscal year 1998) and includes adjustments directly attributable to the acquisition and expected to have a continuing impact on the company. The unaudited pro forma consolidated financial information has been prepared based on preliminary estimates of certain direct costs and liabilities associated with the transaction, and amounts actually recorded may change upon final determination of such amounts.

      The unaudited pro forma consolidated financial information and related notes are provided for informational purposes only and are not necessarily indicative of what First Investors actual financial position or results of operations would have been had the foregoing transaction been consummated on such dates, nor does it give effect to the synergies, cost savings and other changes expected to result from the acquisition, including certain purchase adjustments made as of the closing date to restate the acquired assets to their estimated fair market value as of the closing date. Accordingly, the pro forma consolidated financial information does not purport to be indicative of First Investors financial position or results of operations as of the date hereof or for any period ended on the date hereof or as of or for any other future date or period.

      The following unaudited pro forma consolidated financial information is based in part on the historical consolidated financial statements of First Investors, and the related notes thereto, which are included in First Investors' Annual Report on Form 10-K for the fiscal year ended April 30, 1998, and First Investors' Quarterly Report on Form 10-Q for the three month period ended July 31, 1998, and the historical consolidated financial statements of Auto Lenders for those applicable periods. Auto Lenders fiscal year end is December 31; however, Auto Lenders pro forma historical consolidated statements have been adjusted to reflect the fiscal year end and applicable quarter end of First Investors.

     FIRST INVESTORS FINANCIAL SERVICES GROUP, INC.
        AND AUTO LENDERS ACCEPTANCE CORPORATION
     UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                     JULY 31, 1998

                                                                             HISTORICAL
                                                                   ----------------------------
                                                                                                                            FIRST
                                                                        FIRST           AUTO         PRO FORMA            INVESTORS
                                                                     INVESTORS        LENDERS        ADJUSTMENTS          PRO FORMA
                                                                   ------------    ------------     ------------        ------------
                         ASSETS

Receivables Held for Investment, inclusive of unamortized
  premium and net of allowance for credit losses ..............    $146,145,010    $          0     $          0        $146,145,010

Receivables Acquired for Investment ...........................               0      58,519,897       (5,457,258)(e)      53,062,639

Investment in Trust Certificates ..............................               0      12,250,623                0          12,250,623
Interest - Only Strip .........................................               0       5,118,300                0           5,118,300

Cash and Short-Term Investments ...............................       4,346,885       6,929,043                0          11,275,928

Other Receivables:
  Due from servicer ...........................................       9,274,003               0                0           9,274,003
  Accrued interest ............................................       2,286,963               0                0           2,286,963

Assets Held for Sale ..........................................       2,009,906               0                0           2,009,906

Other Assets:
  Funds held under reinsurance agreement ......................       2,673,215               0                0           2,673,215
  Deferred financing costs and other, net of accumulated
    amortization ..............................................       1,358,876         600,581     1,262,720 (e)          3,222,177
  Property and equipment, net .................................         197,490       2,333,835                0           2,531,325
  Servicing asset .............................................               0         884,832                0             884,832
  Deferred income tax asset ...................................         352,931               0                0             352,931
  Federal income tax receivable ...............................         233,783               0                0             233,783
  Tax benefit receivable from Fortis, Inc. ....................               0       9,791,686       (9,791,686)(e)               0
                                                                   ------------    ------------     ------------        ------------

TOTAL ASSETS ..................................................    $168,879,062    $ 96,428,797     $(13,986,224)       $251,321,635
                                                                   ============    ============     ============        ============




          LIABILITIES AND SHAREHOLDERS' EQUITY

Debt:
  Secured credit facilities ...................................    $137,552,601    $       --        $75,000,000 (e)    $212,552,601
  Unsecured bank credit line ..................................       3,680,000            --                  0           3,680,000
  Promissory Note to Fortis Inc. ..............................               0      54,500,000      (54,500,000)(e)               0
Other Liabilities:
  Due to dealers ..............................................         223,724            --                  0             223,724
  Accounts payable and accrued liabilities ....................       1,837,513       4,391,312        3,051,261 (e)       9,280,086
  Current income taxes payable ................................         109,771            --                  0             109,771
                                                                   ------------    ------------     ------------        ------------

TOTAL LIABILITIES .............................................     143,403,609      58,891,312       23,551,261         225,846,182
                                                                   ------------    ------------     ------------        ------------

Shareholders' Equity
  Common stock, $0.001 par value, 10,000,000 shares
    authorized, 5,566,669 shares issued and outstanding .......           5,567               1               (1)(e)           5,567
  Paid in capital .............................................      18,464,918      60,000,000      (60,000,000)(e)      18,464,918
  Retained earnings ...........................................       7,004,968     (22,462,516)    22,462,516 (e)         7,004,968
                                                                   ------------    ------------     ------------        ------------

TOTAL SHAREHOLDERS' EQUITY ....................................      25,475,453      37,537,485      (37,537,485)         25,475,453
                                                                   ------------    ------------     ------------        ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ....................    $168,879,062    $ 96,428,797     $(13,986,224)       $251,321,635
                                                                   ============    ============     ============        ============


See accompanying notes to unaudited pro forma consolidated financial statements.

          FIRST INVESTORS FINANCIAL SERVICES GROUP, INC.
             AND AUTO LENDERS ACCEPTANCE CORPORATION
     UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
             FOR THE THREE MONTHS ENDED JULY 31, 1998

                                                                      HISTORICAL
                                                            ---------------------------
                                                                                                                   FIRST
                                                                FIRST          AUTO          PRO FORMA           INVESTORS
                                                              INVESTORS       LENDERS       ADJUSTMENTS          PRO FORMA
                                                            ------------   ------------    ------------       ------------
Interest Income .........................................   $  5,658,594   $  5,392,091    $2,387,467 (d)     $ 13,438,152
Interest Expense ........................................      2,224,471        860,408       662,384 (c)        3,747,263
                                                            ------------   ------------    ------------       ------------
     Net Interest Income ................................      3,434,123      4,531,683       1,725,083          9,690,889

Provision for Credit Losses .............................        950,000      7,159,719               0          8,109,719
                                                            ------------   ------------    ------------       ------------

Net Interest Income After Provision for Credit Losses ...      2,484,123     (2,628,036)      1,725,083          1,581,170
                                                            ------------   ------------    ------------       ------------

Other Income:
     Servicing and ancillary fees .......................              0        616,506               0            616,506
     Late fees and other ................................        159,603              0               0            159,603
                                                            ------------   ------------    ------------       ------------
          Total other income ............................        159,603        616,506               0            776,109
                                                            ------------   ------------    ------------       ------------

Operating Expenses:
     Servicing fees .....................................        505,917              0               0            505,917
     Salaries and benefits ..............................        855,834      1,449,927               0          2,305,761
     Technology costs ...................................              0         19,150               0             19,150
     Occupancy ..........................................         41,457        283,686               0            325,143
     Bank marketing fees ................................              0         62,934               0             62,934
     Intercompany management fees .......................              0        551,519        (551,519)(a)              0
     Deferral of loan acquisition costs .................              0       (127,071)              0           (127,071)
     Other ..............................................        744,482      2,234,515        (873,000)(b)      2,105,997
                                                            ------------   ------------    ------------       ------------
          Total operating expenses ......................      2,147,690      4,474,660      (1,424,519)         5,197,831
                                                            ------------   ------------    ------------       ------------

Income Before Provision for Income Taxes ................        496,036     (6,486,190)      3,149,602         (2,840,552)

Provision for Income Taxes ..............................        181,053     (2,270,214)      1,052,360 (f)     (1,036,801)
                                                            ------------   ------------    ------------       ------------

Net Income (Loss) .......................................   $    314,983   $ (4,215,976)   $  2,097,242       $ (1,803,751)
                                                            ============   ============    ============       ============

Basic and Diluted Net Income (Loss) per Common Share ....   $       0.06                                      $      (0.32)
                                                            ============                                      ============

Weighted average shares outstanding for:
  Basic earnings per common share .......................      5,566,669                                         5,566,669
  Diluted earnings per common share .....................      5,566,778                                         5,566,778

See accompanying notes to unaudited pro forma consolidated financial statements

          FIRST INVESTORS FINANCIAL SERVICES GROUP, INC.
             AND AUTO LENDERS ACCEPTANCE CORPORATION
     UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED APRIL 30, 1998

                                                                           HISTORICAL
                                                                  ----------------------------
                                                                                                                           FIRST
                                                                       FIRST           AUTO          PRO FORMA           INVESTORS
                                                                    INVESTORS        LENDERS        ADJUSTMENTS          PRO FORMA
                                                                  ------------    ------------     ------------        ------------

Interest Income ..............................................    $ 20,049,129    $ 18,942,593     $ 7,851,132 (j)     $ 46,842,854
Interest Expense .............................................       7,833,677       3,005,367     2,279,477 (i)         13,118,521
                                                                  ------------    ------------     ------------        ------------
     Net Interest Income .....................................      12,215,452      15,937,226        5,571,655          33,724,333

Provision for Credit Losses ..................................       3,900,966      20,597,650                0          24,498,616
                                                                  ------------    ------------     ------------        ------------

Net Interest Income After Provision for Credit Losses ........       8,314,486      (4,660,424)       5,571,655           9,225,717
                                                                  ------------    ------------     ------------        ------------

Other Income:
     Gain on securitization of loans .........................               0       8,830,408                0           8,830,408
     Servicing and ancillary fees ............................               0       1,579,765                0           1,579,765
     Late fees and other .....................................         617,140               0                0             617,140
                                                                  ------------    ------------     ------------        ------------
          Total other income .................................         617,140      10,410,173                0          11,027,313
                                                                  ------------    ------------     ------------        ------------

Operating Expenses:
     Servicing fees ..........................................       1,838,002               0                0           1,838,002
     Salaries and benefits ...................................       2,639,080       8,954,598                0          11,593,678
     Technology costs ........................................               0         765,718                0             765,718
     Occupancy ...............................................         127,634       1,150,177                0           1,277,811
     Bank marketing fees .....................................               0       1,765,155                0           1,765,155
     Intercompany management fee .............................               0       2,295,259       (2,295,259)(g)               0
     Deferral of loan acquisition costs ......................               0      (3,075,866)               0          (3,075,866)
     Other ...................................................       2,398,770       8,287,401       (2,216,438)(h)       8,469,733
                                                                  ------------    ------------     ------------        ------------
          Total operating expenses ...........................       7,003,486      20,142,442       (4,511,697)         22,634,231
                                                                  ------------    ------------     ------------        ------------

Income Before Provision for Income Taxes .....................       1,928,140     (14,392,693)      10,083,352          (2,381,201)

Provision for Income Taxes ...................................         703,771      (4,985,903)    3,412,994 (k)           (869,138)
                                                                  ------------    ------------     ------------        ------------

Net Income (Loss) ............................................    $  1,224,369    $ (9,406,790)    $  6,670,358        $ (1,512,063)
                                                                  ============    ============     ============        ============

Basic and Diluted Net Income (Loss) per Common Share .........    $       0.22                                         $      (0.27)
                                                                  ============                                         ============

Weighted average shares outstanding for:
  Basic earnings per common share ............................       5,566,669                                            5,566,669
  Diluted earnings per common share ..........................       5,567,297                                            5,567,297

See accompanying notes to unaudited pro forma consolidated financial statements.

             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)



Notes to the Pro Forma Consolidated Balance Sheet as of July 31, 1998 and Pro Forma Consolidated Statement of Operations for the Three Months Ended July 31, 1998:

(a) Adjustment to eliminate the intercompany management fee charged to Auto Lenders by its parent company, Fortis Inc.

(b) Adjustment to eliminate expenses incurred by Auto Lenders in preparation for the sale of the company. Amounts include expenses for legal and consulting fees.

(c) Adjustment to eliminate the interest expense associated with Auto Lenders' promissory note to Fortis Inc. To record the interest expense associated with First Investors note payable to First Union for the financing of the acquisition of Auto Lenders.

(d) Adjustment to record increased yield on receivables acquired for investment based on discounted purchase price. The adjustment to record increased yield on receivables acquired for investment for the three months ended July 31 for fiscal years 2000, 2001, and 2002 would be $1,341,935, $670,662 and $275,292, respectively.

(e) Adjustment to record the purchase price.

(f) Adjustment to reflect income tax expense for certain pro forma adjustments based upon an assumed composite rate of federal and state income taxes of 36.5%.



Notes to the Pro Forma Consolidated Statement of Operations for the Year Ended April 30, 1998:

(g) Adjustment to eliminate the intercompany management fee charged to Auto Lenders by its parent company, Fortis Inc.

(h) Adjustment to eliminate expenses incurred by Auto Lenders in preparation for the sale of the company. Amounts include expenses for retention bonuses for employees.

(i) Adjustment to eliminate the interest expense associated with Auto Lenders' promissory note to Fortis Inc. and to a third party lender. To record the interest expense associated with First Investors note payable to First Union for the financing of the acquisition of Auto Lenders.

(j) Adjustment to record increased yield on receivables held for investment based on discounted purchase price. The adjustment to record increased yield on receivables held for investment for the year ended April 30 for fiscal years 2000, 2001 and 2002 would be $4,247,979, $2,030,259 and $668,604, respectively.

(k) Adjustment to reflect income tax expense for certain pro forma adjustments based upon an assumed composite rate of federal and state income taxes of 36.5%.